SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 17, 2000

                                  ZAPWORLD.COM
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

             000-30300                                 94-3210624
       (Commission File Number)             (I.R.S. Employer Identification No.)

117 Morris Street, Sebastopol, California                95472
 (Address of Principal Executive Offices)              (Zip Code)

                                 (707) 824-4150
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On April 17, 2000, ZAPWORLD.COM (the "Company") issued the attached press release announcing the termination of negotiations relating to a possible business combination between ZAPWORLD.COM and Global Electric MotorCars, LLC and EV Rental and Management Company, LLC. Reference is made to the press release, which is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Number   Description
------   -----------
99.1 Press release announcing termination of merger negotiations between ZAPWORLD.COM and Global Electric MotorCars, LLC and EV Rental and Management Company, LLC.


SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   (Registrant)            ZAPWORLD.COM

                           By:    /s/ Gary Starr
                              --------------------------
                           Gary Starr, President


                           Date:     April 17, 2000